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                                                                   EXHIBIT 10.26

            AMENDMENT TO STOCKHOLDERS' AGREEMENT OF ORTHOVITA, INC.

                                 JUNE 15, 1998


     THIS AMENDMENT TO STOCKHOLDERS' AGREEMENT is dated as of June 15, 1998 and is an amendment to that certain STOCKHOLDERS' AGREEMENT (the "Stockholders' Agreement") dated as of April 11, 1997 by and among Orthovita, Inc., a Pennsylvania corporation (the "Company"), and the other parties hereto. All terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Stockholders' Agreement.

     NOW, THEREFORE, in consideration of and reliance on the respective covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

Notwithstanding that the Stockholders' Agreement will by its terms terminate upon the consummation of the offering contemplated by the Registration Statement on Form S-1 (#333-51689) (the "Offering"), the Stockholders hereby agree that the terms and conditions that exclusively relate to the nomination, election and membership of the Class C Director contained in Section 2 of the Stockholders' Agreement (including Sections 2(a)(2), 2(c) and 2(e) of the Stockholder's Agreement), attached here as Exhibit A, shall instead continue in full force and effect until such time (the "Class C Transition Time") as the Class C Holders no longer own of record in the aggregate at least 50% of the shares of Common Stock held by the Class C Holders on the date hereof (assuming the conversion of all shares of Preferred Stock of the Company held by the Class C Holders). All other terms and conditions contained in the Stockholders' Agreement shall automatically terminate upon the consummation of such offering.

     This Amendment shall have no force or effect if the Offering is not consummated.

     IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto on the day and year first written above.

                    ORTHOVITA, INC.


                    By: _________________________


                    SCHRODER

                    Schroder Ventures International Life Sciences Fund LP1

                    By: Schroder Venture Managers Inc., its General Partner

                    By: _______________________________
                    Title: _______________________________
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                    Schroder Ventures International Life Sciences Fund LP2

                    By: Schroder Venture Managers Inc., its General Partner

                    By: _______________________________
                    Title: _______________________________

                    Schroder Ventures International Life Sciences Fund Trust

                    By: Schroder Venture Managers Limited as Attorney-in-Fact for Codan Trust Company Limited as Trustee

                    By: _______________________________
                    Title: _______________________________

                    Schroder Ventures International Life Sciences Fund Co-Investment Scheme

                    By: Schroder Venture Managers Limited, as Investment Manager

                    By: _______________________________
                    Title: _______________________________

                    ELECTRA

                    Electra Fleming Private Equity Partners

                    By: Electra Fleming GP (Unquoted UK),
                        its General Partner

                    By: _______________________________
                        Director

                    By: ________________________________
                        Secretary

                    EF Nominees Limited

                    By: ________________________________
                        Director

                    By: ________________________________
                        Secretary
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                    WELLCOME

                    The Wellcome Trust

                    By: The Wellcome Trust Limited, as the Trustee for
                          The Wellcome Trust

                    By: _______________________________


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SIGNATURES OF OTHER STOCKHOLDERS


______________________________   ___________________________________
Signature                        Signature

______________________________   ___________________________________
Name                             Name


______________________________   ___________________________________
Signature                        Signature

______________________________   ___________________________________
Name                             Name


______________________________   ___________________________________
Signature                        Signature

______________________________   ___________________________________
Name                             Name


______________________________   ___________________________________
Signature                        Signature

______________________________   ___________________________________
Name                             Name


______________________________   ___________________________________
Signature                        Signature

______________________________   ___________________________________
Name                             Name


______________________________   ___________________________________
Signature                        Signature

______________________________   ___________________________________
Name                             Name


______________________________   ___________________________________
Signature                        Signature

______________________________   ___________________________________
Name                             Name
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                                   EXHIBIT A

2.   Board of Directors.

     (a) Each Stockholder shall vote all shares of Common Stock and Preferred Stock (and any other shares of capital stock of the Company over which such Stockholder exercises voting control) owned by him or it from time to time so as to cause and maintain the election to the Board of Directors of one representative designated jointly by Schroder and Electra (the "Class C Director"), which representative shall initially be Jim Garvey.


*****************

     (c) Each of the Directors designated in Section 2(a) shall be elected at any annual or special meeting of the Company's stockholders (or by written consent in lieu of a meeting of stockholders) and shall serve until his successor is elected and qualified or until his earlier resignation or removal. Until the Class C Transition Time, the Class C Director may be removed during his term of office, without cause, by and only by the written consent of Schroder and Electra.

*****************

     (e) Each Stockholder shall vote all shares of Common Stock and Preferred Stock (and any other shares of capital stock of the Company over which such Stockholder exercises voting control) owned by them from time to time, and to take such other actions as are necessary to cause the Articles of Incorporation and the Bylaws of the Company to provide for the indemnification of directors and for the limitation of director liability to the fullest extent permitted under applicable law.